POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of Mark F. Mai, David J. Grenell, and Kelli A. Mowry, signing severally and not jointly, as the undersigned's true and lawful attorney in fact to:

(1)	execute for and on behalf of the undersigned any and all (i) Forms 3, 4, and
5 and any other forms (including any amendments thereto) required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any forms as may be required in order to file such forms electronically (collectively, the "Section 16 Forms"), and (ii) Form 144, in each case with respect to the equity securities of Dresser-Rand Group Inc.
(the "Company") only;
(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any and all such Section
16 Forms or Form 144 and timely file such forms with the United States
Securities and Exchange Commission and any stock exchange or similar authority;
and
(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or resubstitute, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Section 16 Forms and Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2009.

				Signature:	/s/ Jerome T. Walker
				Printed Name:	   Jerome T. Walker